                                          UAM Funds

                                          Annual Report


    -------------------------
     FPA Crescent Portfolio
    -------------------------

                                          March 31, 1998





                                          [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                               MARCH 31, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statement of Changes in Net Assets..........................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  17
Report of Independent Accountants...........................................  23

--------------------------------------------------------------------------------

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
April 20, 1998

Dear Fellow Shareholders:

During 1998's first quarter, expected growth in profits was at its lowest level since the 1990-1991 recession, interest rates increased slightly, and various companies warned of earnings weakness. Against this bleak backdrop, stocks rocketed with returns ranging from the small-cap Russell 2000's 10.1% gain to the S&P 500's 14.0% jump. The comparative returns for Crescent and its relevant benchmark indexes are shown at the end of this letter.

The S&P 500 index has compounded the past 10 years at 18%, but earnings growth has been only 9%. If such a disparity were to continue, the S&P 500 would be trading at 31.9x earnings five years from now and 44.3x earnings in ten years. We believe it is safe to conclude that future returns will not be as robust as what we have seen in recent years.

Many investors today, individual and institutional, believe that old measures of risk no longer apply--that we are in a new "paradigm." We do not fall into that camp. We believe that stocks continue to increase because there is no reason to sell or, as written by one market pundit, Jim Grant, "The stock mar-ket is rising out of habit." The majority of the stock market's appreciation has come from the expansion of the multiple of earnings that an investor will pay for a company. The S&P 500 now trades at 23x consensus estimates for 1998 profits--an all-time high.

As a result of such lofty valuations, Crescent continues to maintain a portfo-lio whose characteristics are much less expensive than the market. The price- /earnings ratio, based on 1998's estimates is 34% cheaper than the average of the two stock indexes below.

RATIOS                                                              LEHMAN BROS.
(WEIGHTED AVERAGE)                   CRESCENT  RUSSELL 2500 S&P 500 GOV'T/CORP.
------------------                   --------- ------------ ------- ------------
Stocks
Price/Earnings 1998 est. ...........     17.3x    25.8x      26.3x       --
Price/Earnings 1999 est. ...........     13.7x    19.7x      22.1x       --
Price/Book..........................      2.6x     3.1x       4.6x       --
Dividend Yield......................      1.5%     1.3%       1.4%       --
Bonds
Duration............................ 4.0 years      --        --      5.4 years
Maturity............................ 7.0 years      --        --     10.2 years
Yield...............................      8.1%      --        --           6.0%

The risks to the stock market are inflation, which up to this point has been benign, and corporate earnings, which have compounded these past five years at 17%--

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
unsustainable feats, in combination and possibly individually. Inflation lives in some sectors, especially service, which is two thirds of our economy. While labor wages continue to rise, three things can happen: (1) productivity rises at a faster rate; (2) companies raise prices; (3) corporate operating margins compress. We believe that should the market correct, barring some external in-fluence such as a war, declining operating margins will be the most likely culprit. Therefore, we are focusing our efforts on those companies that we be-lieve have a greater ability to maintain or expand margins.

One such company is Midas Inc. Midas, recently spun off from Whitman Corp., has a franchise system with 2,700 sites in the U.S. and abroad. Returns have been terrible the last couple of years. However, the board has hired a new CEO, Wendel Province, former President of Pep Boys, to turn the business around. Management has begun taking the appropriate steps. Costs should de-cline as Midas closes the losing company-owned stores that represent just 5% of their store base. The majority of these stores will be franchised. Sales should increase over time. Additional products can be sold through their dis-tribution network, e.g., they are beginning to sell batteries this year. Fur-thermore, they can make much better use of their advertising dollars. How many realize that they provide more than brake and muffler service? They also have a tremendous store of value in their real estate that has been accumulated over three decades. Should Midas earn just what they earned three years ago--a reasonable proposition given management's changes--our purchases at $16 will be at 7x those earnings.

Green Tree Financial Corporation, a leading diversified consumer and commer-cial lender, negatively impacted our performance in 1997, but has benefited the portfolio in 1998. Last year, tremendous concern arose surrounding Green Tree, specifically their "gain-on-sale" accounting treatment of earnings and the rapid prepayment of mortgage loans that impacted a residual asset that they carried on their books. Today, after increasing our position as the stock declined 65% from its high, we stand vindicated. Conseco, Inc., a fast-growing insurance company, announced its plan to purchase Green Tree in a stock trans-action. At current prices the deal reflects a price of $46 per Green Tree share, 77% above the average cost of our position that was accumulated from mid-1997 to the first quarter of 1998. Green Tree serves as a good example of why we do not believe in the Efficient Market Theory. Analysts and investors did not understand the true nature of Green Tree's earnings, at either its peak or nadir. We believe that we understood better than the average investor who sold the stock as it declined what Green Tree's business fundamentals were and the true nature of its earnings. Market and individual stock volatility provides opportunity for the patient and educated investor.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

It is always worthwhile to read Warren Buffett's annual letter to shareholders in the Berkshire Hathaway annual report (you can get them going back to 1977 at Berkshire Hathaway's web site). In total, these annual installments make the most worthwhile investment book available--and, as a value investor, I must point out that it is free. In Mr. Buffett's most recent letter, he pointed out that "...returns on equity remain exceptionally high. If they stay there--and if interest rates hold near recent levels--there is not reason to think of stocks as generally overvalued." The day his annual report came with these thoughts, the stock market closed at higher levels and newspapers at-tributed the rise to Mr. Buffett's comments. But his letter to shareholders continued, "On the other hand, returns on equity are not a sure thing to re-main at, or even near, their present levels...Today's price levels... have ma-terially eroded the "margin of safety' that Ben Graham identified as the cor-nerstone of intelligent investing." Mr. Buffett, it would appear, is finding the current price levels of the market challenging, as we are. Support for this might be taken from his recent investments in silver and twenty-year Treasury Bonds.

We continue to believe that the stock market offers better value in smaller companies. The median market capitalization of companies held by Crescent is $440 million. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of March 31, 1998. These investments account for 30.2% of the portfolio's net assets.

  COMMON STOCK
  NCR Corporation
  Storage Technology Corporation
  Foremost Corporation of America
  AMERCO
  Midas Inc.
  Green Tree Financial Corporation
  Prime Retail, Inc. REIT
  Arrow Electronics, Inc.
  BONDS & NOTES
  U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/07
  Advantica Restaurant Group, Inc., 11.25%, 1/15/08

Crescent had the following net asset composition at March 31, 1998.

Common Stocks, long.....................................................  47.9 %
Common Stocks, short....................................................  (1.5)%
Preferred Stocks........................................................   3.6 %
Bonds & Notes ..........................................................  21.2 %
Cash & Other............................................................  28.8 %
                                                                         -------
  Total................................................................. 100.0 %
                                                                         =======

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

As you can see, cash continues to have a substantial weighting. Again, this is not a direct result of trying to time the stock market but a by-product of not finding companies that meet our strict parameters. It seems, given the stock market's incredible run, that we should rapidly deploy this cash into stocks. We cannot deny that we have had such thoughts. Cash is king? If so, we feel a bit like Louis XIV eyeing the guillotine. Nevertheless, we take comfort in our stock selection process as it continues to provide significant outperformance. These past 5 years (almost) have seen Crescent provide returns in line with the market (Russell 2500) while assuming less risk. Unlike Crescent, mutual fund liquidity levels, i.e., the cash they have lying around, has declined to less than 5% for the first time since the early 1970s--a bullish statement. However, since 1968, market returns have told a different story. The stock market tends to perform better when liquidity is greatest. The following ta-ble, excerpted from a recent issue of the New York Times, supports this point of view.

                                            PERCENTAGE OF
     AVERAGE          MEDIAN CHANGE         TIMES THE S&P       PERCENTAGE OF TIMES
   MUTUAL FUND       IN THE S&P 500         500 DECLINED         THE S&P 500 ROSE
   CASH LEVEL       OVER NEXT 2 YEARS       OVER 2 YEARS           MORE THAN 20%
   -----------      -----------------       -------------       -------------------
   Under 6%               -10%                   72%                     0%
   Over 10%               +31%                    5%                    64%

Crescent, with its stock market rates of return and below average risk, offers its shareholders an excellent risk/reward trade-off, i.e., upside participa-tion and downside protection. We look forward to continuing to provide you with more of the same.

Respectfully,

/s/ Steven Romick
Steven Romick
Portfolio Manager,
FPA Crescent Portfolio

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

INSTITUTIONAL CLASS

                                                   BALANCED
                                                   BENCHMARK
                                                  60% RUSSELL  LEHMAN
                                    FPA CRESCENT     2500/    BROTHERS
                                    INSTITUTIONAL   40% LB     GOV'T/   RUSSELL
TIME PERIOD                             CLASS     GOV'T/CORP  CORPORATE  2500
-----------                         ------------- ----------- --------- -------
Quarter Ended March 31, 1998.......      6.8%         6.8%       1.5%    10.3%
Year Ended December 31,
  1997.............................     22.0%        18.5%       9.8%    24.4%
  1996.............................     22.9%        12.6%       2.9%    19.0%
  1995.............................     26.0%        26.7%      19.2%    31.7%
  1994.............................      4.3%        -2.0%      -3.5%    -1.1%
From Inception 6/2/93*.............     18.9%        14.4%       7.1%    19.3%

INSTITUTIONAL SERVICE CLASS

                                                   BALANCED
                                         FPA       BENCHMARK
                                      CRESCENT    60% RUSSELL  LEHMAN
                                    INSTITUTIONAL    2500/    BROTHERS
                                       SERVICE      40% LB     GOV'T/   RUSSELL
TIME PERIOD                             CLASS     GOV'T/CORP  CORPORATE  2500
-----------                         ------------- ----------- --------- -------
Quarter Ended March 31, 1998.......      6.6%         6.8%      1.5%     10.3%
From Inception 1/24/97*............     23.6%        20.7%      9.6%     28.1%

The data quoted represents past performance and is not indicative of future performance. An investment in the fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. The performance of the shares of each Class will vary based upon the different inception dates and fees assessed to that Class.
* Returns from inception are annualized. Total return of the portfolio reflects fees waived and expenses assumed by the adviser. Without such waiver of fees and expenses assumed, total return would be lower. The annualized performance of the Russell 2500 and Lehman Brothers Government/Corporate indexes begins 6/1/93 for the Institutional Class and 2/1/97 for the Institutional Service Class.

Performance Comparison
--------------------------------------------------------------------------------
COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN FPA CRESCENT PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500), THE BALANCED BENCHMARK
AND THE RUSSELL 2500 INDEX++


                         AVERAGE ANNUAL TOTAL RETURN**
                        FOR PERIOD ENDED MARCH 31, 1998
--------------------------------------------------------------------------------
         INSTITUTIONAL                          INSTITUTIONAL SERVICE
         CLASS SHARES                                CLASS SHARES
--------------------------------------------------------------------------------
   1 YEAR         SINCE 6/2/93*                 1 YEAR       SINCE 1/24/97**
--------------------------------------------------------------------------------
   25.96%            18.87%                     25.55%           23.62%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                FPA Crescent                        Balanced   RUSSELL 2500
  Date           Portfolio      S&P 500 Index++    Benchmark*     INDEX
  ----          ------------    ---------------    ----------  ------------

 6/2/93           10,000           10,000            10,000       10,000
3/31/94           11,127           10,127            10,543       10,767
3/31/95           12,168           11,705            11,292       11,699
3/31/96           15,175           15,470            13,786       15,188
3/31/97           18,304           18,554            14,752       16,507
3/31/98           23,056           27,452            19,189       23,418

--------------------------------------------------------------------------------
  FPA CRESCENT PORTFOLIO          S&P 500 INDEX+            BALANCED BENCHMARK+
  INSTITUTIONAL CLASS ***+
                                  RUSSELL 2500 INDEX+

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.


  *  Commencement of Operations
  ** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower

 *** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

 ++ Beginning with this report, the Portfolio's performance will be compared to the Russell 2500 Index rather than the S&P 500 Index. The Russell 2500 Index is a better benchmark for the type of securities held in the Portfolio.

                     Definition of the Comparative Indices
                     -------------------------------------

 The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. Balanced Benchmark, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 60% stocks and 40% bonds (60% Russell 2500/40% Lehman Brothers Government/Corporate Index). The Russell 2500 Index is an unmanaged index composed of the 2,500 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

 Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 47.9%
                                                           SHARES      VALUE+
 AUTOMOTIVE - 2.6%
  *Midas Inc. ..........................................    336,700 $  6,944,438
                                                                    ------------
 BANKS - 0.6%
  *HF Bancorp, Inc. ....................................     87,500    1,487,500
                                                                    ------------
 BEVERAGES, FOOD & TOBACCO - 1.1%
  ++RJR Nabisco Holdings Corp. .........................     42,000    1,315,125
  Schweitzer-Mauduit International, Inc. ...............     43,900    1,514,550
                                                                    ------------
                                                                       2,829,675
                                                                    ------------
 BROADCASTING & PUBLISHING - 0.7%
  Central Newspapers, Inc., Class A.....................     10,000      710,625
  *Devon Group, Inc. ...................................     22,000    1,292,500
                                                                    ------------
                                                                       2,003,125
                                                                    ------------
 CHEMICALS - 0.4%
  *Scotts Company, The..................................     30,000    1,038,750
                                                                    ------------
 CONSUMER DURABLES - 0.8%
  Semi-Tech (Global) Ltd., ADR..........................    384,000      205,670
  Tupperware Corporation................................     75,000    1,996,875
                                                                    ------------
                                                                       2,202,545
                                                                    ------------
 CONSUMER STAPLES - 0.6%
  *Day Runner, Inc. ....................................     30,000      667,500
  *Guest Supply, Inc. ..................................     59,100      886,500
                                                                    ------------
                                                                       1,554,000
                                                                    ------------
 ENERGY - 1.0%
  *Plains Resources Inc. ...............................    154,200    2,621,400
                                                                    ------------
 FINANCIAL SERVICES - 2.7%
  *Dundee Bancorp Inc., Class A.........................     25,000      524,469
  Green Tree Financial Corporation......................    218,000    6,199,375
  Ocean Financial Corp. ................................     16,000      592,000
                                                                    ------------
                                                                       7,315,844
                                                                    ------------
 HEALTH CARE - 0.3%
  *Medical Resources, Inc. .............................    150,000      792,187
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                           SHARES      VALUE+
 INSURANCE - 3.2%
  ++Foremost Corporation of America.....................    348,500 $  8,538,250
                                                                    ------------
 LODGING & RESTAURANTS - 1.7%
  *IHOP Corp. ..........................................    120,000    4,605,000
                                                                    ------------
 MANUFACTURING - 4.0%
  Coachmen Industries, Inc. ............................    138,000    3,726,000
  *Littelfuse, Inc. ....................................     28,000      728,000
  *National R.V. Holdings, Inc. ........................    119,300    4,309,713
  *Recoton Corporation..................................     70,000    1,837,500
                                                                    ------------
                                                                      10,601,213
                                                                    ------------
 MULTI-INDUSTRY - 3.1%
  *AMERCO...............................................    265,700    8,170,275
                                                                    ------------
 REAL ESTATE - 7.5%
  *Capital Automotive REIT..............................    123,700    2,334,837
  Crown American Realty Trust REIT......................    505,000    4,734,375
  Price Enterprises, Inc. REIT..........................    203,000    3,882,375
  Prime Group Realty Trust REIT.........................    150,000    3,000,000
  Prime Retail, Inc. REIT...............................    405,000    6,049,688
                                                                    ------------
                                                                      20,001,275
                                                                    ------------
 RETAIL - 4.9%
  *Consolidated Stores Corporation......................     28,200    1,210,838
  *Good Guys, Inc., The.................................    217,100    2,293,119
  *Homebase, Inc. ......................................    118,700      994,112
  ++Limited, Inc., The..................................     56,000    1,606,500
  *Michaels Stores, Inc. ...............................     90,000    3,363,750
  *Payless ShoeSource, Inc. ............................     37,000    2,784,250
  *PriceSmart, Inc. ....................................     50,750      818,344
                                                                    ------------
                                                                      13,070,913
                                                                    ------------
 SERVICES - 1.6%
  *Pinkerton's, Inc. ...................................    192,200    4,432,613
                                                                    ------------
 TECHNOLOGY - 9.2%
  *Arrow Electronics, Inc. .............................    195,000    5,277,187
  ++*NCR Corporation....................................    290,350    9,599,697
  *Storage Technology Corporation.......................    126,000    9,583,875
                                                                    ------------
                                                                      24,460,759
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                        SHARES       VALUE+
 TEXTILES & APPAREL - 1.9%
  ++*Reebok International Ltd. ......................     167,000 $  5,093,500
                                                                  ------------
  TOTAL COMMON STOCKS (Cost $104,019,541)........................  127,763,262
                                                                  ------------

 PREFERRED STOCKS - 3.6%
 BEVERAGES, FOOD & TOBACCO - 0.1%
  RJR Nabisco Holdings Corp., 10.00%, 12/31/44,
   Series T..........................................       6,450      161,250
                                                                  ------------
 ENTERTAINMENT & LEISURE TIME - 0.3%
  AMC Entertainment, Inc., $1.75, 12/31/49 Cv. ......      19,000      779,000
                                                                  ------------
 FINANCIAL SERVICES - 0.6%
  *GPA Group plc 10.00% Cv. .........................      13,687    1,446,328
  Phoenix Duff & Phelps Corporation, $1.50, 11/1/15,
   Series A Cv.......................................       9,730      301,630
                                                                  ------------
                                                                     1,747,958
                                                                  ------------
 REAL ESTATE - 2.6%
  Crown American Realty Trust, 11.00%, 7/31/07,
   Series A REIT.....................................      65,000    3,489,687
  Prime Retail, Inc., 8.50%, 3/31/99 Series B Cv.
   REIT..............................................      91,000    2,206,750
  Walden Residential Properties, Inc., 9.20%,
   12/31/06 REIT.....................................      50,000    1,325,000
                                                                  ------------
                                                                     7,021,437
                                                                  ------------
  TOTAL PREFERRED STOCKS (Cost $9,199,380).......................    9,709,645
                                                                  ------------
 CORPORATE BONDS - 16.2%
                                                         FACE
                                                        AMOUNT
 BROADCASTING & PUBLISHING - 0.5%
  Busse Broadcasting Corp., 11.625%, 10/15/00........ $   427,000      462,227
  Continental Cablevision, Inc., 11.00%, 6/1/07......     800,000      885,514
                                                                  ------------
                                                                     1,347,741
                                                                  ------------
 CONSUMER STAPLES - 0.1%
  Playtex Family Products Corp., 9.00%, 12/15/03.....     150,000      155,250
                                                                  ------------
 CONSUMER DURABLES - 0.3%
  #International Semi-Tech Microelectrics, Inc.,
   0.00%, 8/15/03....................................   2,400,000      828,000
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED


                                                          FACE
                                                         AMOUNT       VALUE+
 ENTERTAINMENT & LEISURE TIME - 1.4%
  Trump Atlantic City Associates, 11.25%, 5/1/06...... $ 3,600,000 $  3,717,000
                                                                   ------------
 FINANCIAL SERVICES - 0.5%
  GPA Delaware, Inc., 8.75%, 12/15/98.................     300,000      305,250
  ##Local Financial Corp., 11.00%, 9/8/04.............   1,000,000    1,085,000
                                                                   ------------
                                                                      1,390,250
                                                                   ------------
 HEALTH CARE - 0.3%
  NovaCare, Inc., 5.50%, 1/15/00 Cv. .................     900,000      871,875
                                                                   ------------
 INDUSTRIAL - 0.5%
  Homestake Mining Company, 5.50%, 6/23/00 Cv. .......   1,500,000    1,432,500
                                                                   ------------
 LODGING & RESTAURANTS - 2.6%
  Advantica Restaurant Group, Inc., 11.25%, 1/15/08...   6,476,057    6,897,001
                                                                   ------------
 MANUFACTURING - 0.0%
  Triangle Pacific Corp., 10.50%, 8/1/03..............     140,000      147,700
                                                                   ------------
 REAL ESTATE - 1.6%
  Alexander Haagen Properties, Inc.,
   Series A, 7.50%, 1/15/01 Cv........................   1,175,000    1,186,750
  Alexander Haagen Properties, Inc.,
   Series B, 7.50%, 1/15/01 Cv........................   2,555,000    2,580,550
  Rockefeller Center Properties, Inc., Zero Coupon,
   12/31/00 Cv. ......................................     700,000      532,000
                                                                   ------------
                                                                      4,299,300
                                                                   ------------
 RETAIL - 5.5%
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv. .........   3,600,000    3,501,000
  Genesco Inc., 10.375%, 2/1/03.......................     350,000      362,688
  ##Homebase, Inc., 5.25%, 11/1/04 Cv. ...............   3,450,000    3,566,437
  Homebase, Inc., 5.25%, 11/1/04 Cv. .................     100,000      103,375
  Michaels Stores, Inc., 10.875%, 6/15/06.............   2,300,000    2,587,500
  Nine West Group, Inc., 5.50%, 7/15/03 Cv. ..........   1,000,000      795,000
  Sports Authority, Inc., The, 5.25%, 9/15/01 Cv. ....   4,100,000    3,684,875
                                                                   ------------
                                                                     14,600,875
                                                                   ------------
 SERVICES - 0.4%
  EMCOR Group, Inc., Series C, 11.00%, 12/15/01.......     223,200      234,360
  Fleming Companies, Inc., 10.625%, 12/15/01..........     750,000      803,437
                                                                   ------------
                                                                      1,037,797
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED

                                                          FACE
                                                         AMOUNT       VALUE+
 TECHNOLOGY - 0.8%
  Reptron Electronics, Inc., 6.75%, 8/1/04 Cv. ....... $ 2,300,000 $  1,854,375
  Read-Rite Corporation, 6.50%, 9/1/04 Cv. ...........     350,000      283,500
                                                                   ------------
                                                                      2,137,875
                                                                   ------------
 TELECOMMUNICATIONS - 0.8%
  Mobile Telecommunication Technologies Corp.,
   13.50%, 12/15/02...................................   1,750,000    2,069,375
                                                                   ------------
 TRANSPORTATION - 0.9%
  ##Trans World Airlines, Inc., 11.50%, 12/15/04......   2,200,000    2,321,000
                                                                   ------------
  TOTAL CORPORATE BONDS (Cost $43,012,288)........................   43,253,539
                                                                   ------------

 U.S. TREASURY OBLIGATION - 5.0%
  **U.S. Treasury Inflation-Indexed Notes,
   3.375%, 1/15/07 (Cost $13,469,564).................  13,768,785   13,347,185
                                                                   ------------

 SHORT TERM INVESTMENTS - 26.3%
 COMMERCIAL PAPER - 22.4%
  Bell Atlantic Corp., 5.53%, 4/24/98.................. 10,000,000    9,964,669
  Coca-Cola Company, The, 5.46%, 4/27/98............... 10,000,000    9,960,567
  Ford Motor Credit Company, 5.50%, 5/1/98............. 10,000,000    9,954,167
  General Motors Acceptance Corp., 5.50%, 4/9/98....... 10,000,000    9,987,778
  Walt Disney Company, The, 5.46%, 4/24/98............. 10,000,000    9,965,117
  Winn-Dixie Stores, Inc., 5.50%, 5/12/98.............. 10,000,000    9,937,361
                                                                   ------------
                                                                     59,769,659
                                                                   ------------
 REPURCHASE AGREEMENT - 3.9%
  Chase Securities, Inc., 5.70%, dated 3/31/98, due
   4/1/98, to be repurchased at $10,165,609,
   collateralized by $9,239,479 of various U.S.
   Treasury Notes 5.50%-14.00%, due 8/31/02- 11/15/27,
   valued at $10,164,219............................... 10,164,000   10,164,000
                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (Cost $69,933,659).................   69,933,659
                                                                   ------------
  TOTAL INVESTMENTS -99.0% (Cost $239,634,432)....................  264,007,290
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) -1.0%........................    2,725,600
                                                                   ------------
  NET ASSETS - 100%............................................... $266,732,890
                                                                   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


 SECURITIES SOLD SHORT

                                                              SHARES   VALUE+
                                                              ------ ----------
 COMMON STOCKS
  Abercrombie & Fitch Company, Class A....................... 10,800 $  454,275
  Intimate Brands, Inc. ..................................... 43,000  1,163,688
  Nabisco Holdings Corp. .................................... 33,000  1,546,875
  Singer Company N.V., The................................... 15,000    158,437
  Sunbeam Corporation........................................ 13,000    572,813
  Warnaco Group, Inc., The...................................  4,000    157,000
                                                                     ----------
  (Total Proceeds $3,226,076)....................................... $4,053,088
                                                                     ==========

  +  See Note A to Financial Statements.

 ++ All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.

  *  Non-Income Producing Security

 **  Principal amount indexed to inflation rate.

  # Step Bond-Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.

 ##  144A Security; certain conditions for public resale may exist.

ADR  American Depositary Receipt

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 1998
--------------------------------------------------------------------------------


 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost..................................            $239,634,432
                                                                   ============
 Investments at Value (Note A).........................            $264,007,290
 Cash..................................................                 475,589
 Deposits with Brokers for Securities Sold Short (Note
  A)...................................................               6,089,197
 Receivable for Portfolio Shares Sold..................               2,566,852
 Dividends and Interest Receivable.....................               1,122,340
 Receivable for Investments Sold.......................                 304,390
 Other Assets..........................................                   1,138
                                                                   ------------
  Total Assets.........................................             274,566,796
 LIABILITIES
 Securities Sold Short, at Value (Proceeds $3,226,076)
  (Note A)............................................. $4,053,088
 Payable for Investments Purchased.....................  3,274,001
 Payable for Investment Advisory Fees (Note B).........    179,468
 Payable for Portfolio Shares Redeemed.................    177,216
 Payable for Administrative Fees (Note C)..............     33,135
 Payable for Distribution and Service Fees (Note E)....     11,014
 Payable for Custodian Fees (Note D)...................      3,400
 Payable for Account Service Fees (Note F).............      2,500
 Payable for Trustees' Fees (Note G)...................      1,021
 Dividend Payable on Securities Sold Short (Note A)....        360
 Other Liabilities.....................................     98,703
                                                        ----------
  Total Liabilities....................................               7,833,906
                                                                   ------------
 NET ASSETS............................................            $266,732,890
                                                                   ============
 NET ASSETS CONSIST OF:
 Paid in Capital.......................................             236,750,850
 Undistributed Net Investment Income...................               1,258,006
 Accumulated Net Realized Gain.........................               5,178,188
 Unrealized Appreciation...............................              23,545,846
                                                                   ------------
 NET ASSETS............................................            $266,732,890
                                                                   ============
 Institutional Class Shares
 NET ASSETS............................................            $247,833,006
                                                                   ============
 NET ASSET VALUE, Offering and Redemption Price Per
  Share 15,273,878 shares outstanding (unlimited
  authorization, no par value).........................                  $16.23
                                                                         ======
 Institutional Service Class Shares
 NET ASSETS............................................            $ 18,899,884
                                                                   ============
 NET ASSET VALUE, Offering and Redemption Price Per
  Share 1,170,063 shares outstanding (unlimited
  authorization, no par value).........................                  $16.15
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          FOR THE YEAR ENDED
                                                          MARCH 31, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Interest......................................................... $ 5,206,357
 Dividends........................................................   2,389,503
                                                                   -----------
  TOTAL INCOME....................................................   7,595,860
                                                                   -----------
 EXPENSES
 Advisory Fees (Note B)...........................................   1,489,678
 Administration Fees (Note C).....................................     241,380
 Registration and Filing Fees.....................................     126,779
 Shareholder Servicing Fees.......................................     121,993
 Reports to Shareholders..........................................      60,071
 Short Sale Dividend Expense (Note A).............................      48,662
 Legal Fees.......................................................      37,467
 Distribution and Service Fees (Note E)...........................      28,629
 Auditing Fees....................................................      22,802
 Account Services Fees (Note F)...................................      19,064
 Custodian Fees (Note D)..........................................      17,045
 Trustees' Fees (Note G)..........................................       4,079
 Miscellaneous....................................................      19,641
                                                                   -----------
  Total Expenses..................................................   2,237,290
 Expense Offset (Note A)..........................................      (5,005)
                                                                   -----------
  Net Expenses....................................................   2,232,285
                                                                   -----------
 NET INVESTMENT INCOME............................................   5,363,575
                                                                   -----------
 NET REALIZED GAIN (LOSS) ON:
  Investments.....................................................   7,376,696
  Securities Sold Short...........................................     (16,709)
  Written Options.................................................     (27,523)
                                                                   -----------
 NET REALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND
  WRITTEN OPTIONS.................................................   7,332,464
                                                                   -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.....................................................  19,759,214
  Securities Sold Short...........................................    (722,248)
  Written Options.................................................     (14,189)
                                                                   -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...............  19,022,777
                                                                   -----------
 NET GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND WRITTEN
  OPTIONS.........................................................  26,355,241
                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $31,718,816
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS


                                                        YEARS ENDED MARCH 31,
                                                          1998         1997
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net Investment Income.............................  $  5,363,575  $   852,987
  Net Realized Gain.................................     7,332,464    2,104,855
  Net Change in Appreciation/Depreciation...........    19,022,777    2,190,347
                                                      ------------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.......................................    31,718,816    5,148,189
                                                      ------------  -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...............................    (3,845,555)    (676,369)
  Institutional Service Class.......................      (305,815)         --
 Net Realized Gain:
  Institutional Class...............................    (2,382,178)  (2,597,975)
  Institutional Service Class.......................      (179,223)         --
                                                      ------------  -----------
  TOTAL DISTRIBUTIONS...............................    (6,712,771)  (3,274,344)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS: (A)
 Institutional Class:
  Issued............................................   192,792,362   40,848,380
  In Lieu of Cash Distributions.....................     5,599,775    3,165,120
  Redeemed..........................................   (39,605,740)  (2,293,356)
                                                      ------------  -----------
  Net Increase from Institutional Class Shares......   158,786,397   41,720,144
                                                      ------------  -----------
 Institutional Service Class:
  Issued............................................    19,795,465       31,597
  In Lieu of Cash Distributions.....................       484,914          --
  Redeemed..........................................   ( 2,990,245)         --
                                                      ------------  -----------
  Net Increase from Institutional Service Class
   Shares...........................................    17,290,134       31,597
                                                      ------------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......   176,076,531   41,751,741
                                                      ------------  -----------
  TOTAL INCREASE....................................   201,082,576   43,625,586
 NET ASSETS:
  Beginning of Year.................................    65,650,314   22,024,728
                                                      ------------  -----------
  End of Year (including undistributed net
   investment income of $1,258,006 and $339,182,
   respectively)....................................  $266,732,890  $65,650,314
                                                      ============  ===========
 (A) SHARES ISSUED AND REDEEMED:
 Institutional Class
  Shares Issued.....................................    12,585,249    3,063,181
  In Lieu of Cash Distributions.....................       375,003      247,300
  Shares Redeemed...................................    (2,561,193)    (174,536)
                                                      ------------  -----------
  Net Increase from Institutional Class Shares......    10,399,059    3,135,945
                                                      ============  ===========
 Institutional Service Class
  Shares Issued.....................................     1,328,525        2,349
  In Lieu of Cash Distributions.....................        32,371          --
  Shares Redeemed...................................      (193,182)         --
                                                      ------------  -----------
  Net Increase from Institutional Service Class
   Shares...........................................     1,167,714        2,349
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   INSTITUTIONAL
                                       INSTITUTIONAL CLASS                         SERVICE CLASS
                         --------------------------------------------------- -------------------------
                              YEARS ENDED MARCH 31,           JUNE 2, 1993+  YEAR ENDED  JANUARY 24,
                         -----------------------------------        TO       MARCH 31,     1997+ TO
                          1998++    1997     1996     1995    MARCH 31, 1994   1998++   MARCH 31, 1997
                         --------  -------  -------  -------  -------------- ---------- --------------
Net Asset Value,
 Beginning of Period.... $  13.46  $ 12.67  $ 11.23  $ 10.96     $ 10.00      $ 13.43      $ 13.12
                         --------  -------  -------  -------     -------      -------      -------
Income from Investment
 Operations
 Net Investment Income..     0.55     0.31     0.40     0.21        0.13         0.53         0.03
 Net Realized and
  Unrealized Gain on
  Investments...........     2.88     2.16     2.29     0.77        0.99         2.84         0.28
                         --------  -------  -------  -------     -------      -------      -------
 Total from Investment
  Operations............     3.43     2.47     2.69     0.98        1.12         3.37         0.31
                         --------  -------  -------  -------     -------      -------      -------
Distributions:
 Net Investment Income..    (0.40)   (0.34)   (0.37)   (0.18)      (0.10)       (0.39)         --
 Net Realized Gain......    (0.26)   (1.34)   (0.88)   (0.53)      (0.06)       (0.26)         --
                         --------  -------  -------  -------     -------      -------      -------
 Total Distributions....    (0.66)   (1.68)   (1.25)   (0.71)      (0.16)       (0.65)         --
                         --------  -------  -------  -------     -------      -------      -------
Net Asset Value, End of
 Period                  $  16.23  $ 13.46  $ 12.67  $ 11.23     $ 10.96      $ 16.15      $ 13.43
                         ========  =======  =======  =======     =======      =======      =======
TOTAL RETURN............    25.96%   20.61%   24.71%    9.35%      11.40%**     25.55%        2.36%**
                         ========  =======  =======  =======     =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands)..... $247,833  $65,619  $22,025  $15,990     $10,174      $18,900      $    32
Ratio of Expenses to
 Average Net Assets:
 Before Expense
  Reimbursement and
  Offset................     1.45%    1.60%    1.59%    1.65%       1.86%*       1.73%        1.85%*
 After Expense
  Reimbursement and
  Offset................     1.45%    1.57%    1.59%    1.65%       1.85%*       1.73%        1.85%*
Ratio of Net Investment
 Income to Average Net
 Assets:
 Before Expense
  Reimbursement and
  Offset................     3.62%    2.77%    3.35%    2.16%       1.60%*       3.44%        2.56%*
 After Expense
  Reimbursement and
  Offset................     3.62%    2.80%    3.35%    2.16%       1.61%*       3.44%        2.56%*
Portfolio Turnover
 Rate...................       18%      45%     100%     101%         89%**        18%          45%*
Average Commission Rate
 Paid#                   $ 0.0564  $0.0521      N/A      N/A         N/A      $0.0564      $0.0521

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Per share amounts for the year ended March 31, 1998 are based on average outstanding shares.
 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At March 31, 1998, the UAM Funds were composed of 45 active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Serv-ice Class Shares ("Service Class Shares"). Both classes of shares have identi-cal voting rights (except Institutional Service Class shareholders have exclu-sive voting rights with respect to matters relating to distribution and share-holder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with rea-sonable investment risk through a combination of income and capital apprecia-tion by investing in a combination of equity securities and fixed income obli-gations.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made. Price information on listed securities is taken from the ex-change where the security is primarily traded. In addition, listed and un-listed securities not traded on the valuation date for which market quota-tions are readily available are valued at the average between the bid and asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses in-formation with respect to transactions in fixed income securities, quota-tions from dealers, market transactions in comparable securities and vari-ous relationships between securities in determining value. Short-term in-vestments that have remaining maturities of 60 days or less at time of purchase are valued at amortized cost, if it approximates market value.
  The value of other assets and securities for which no quotations are read-ily

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
  available is determined in good faith at fair value using methods deter-mined by the Trustees.
    2. FEDERAL INCOME TAXES: The Portfolio has qualified and intends to con-tinue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Ac-cordingly, no provision for Federal income taxes is required in the finan-cial statements.
    The cost for federal income tax purposes was $239,634,432. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $24,372,858. This consisted of aggregate gross unrealized appreciation for all securities of $28,024,073 and aggregate gross unrealized depreciation for all securities of $3,651,215.
    3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All dis-tributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.
    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $293,381 to decrease undistrib-uted net investment income (loss) with an increase to accumulated net re-alized gains and losses of $3,604 and to paid in capital of $289,777.
    Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of cal-culating net investment income (loss) per share in the financial high-lights.
    4. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    5. SHORT SALES: The Portfolio may engage in short sales of securities.
  In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the secu-rity is replaced, the Portfolio is required to pay the lender any divi-dends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay fees which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin re-quirements, until the short position is closed out.
    The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short po-sition is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount depos-ited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.
    The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connec-tion with the short sale.
    6. OPTIONS AND FUTURES CONTRACTS: The Portfolio may use futures and op-tions contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write op-tions on securities it owns or in which it may invest to increase its cur-rent returns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

  instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to per-form.
    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.
    During the year ended March 31, 1998, the Portfolio participated in writing covered call options. The Portfolio had option activity as fol-lows:

                                                             NO. OF
                                                            CONTRACTS PREMIUMS
                                                            --------- ---------
   Options outstanding at March 31, 1997...................     20    $  18,439
   Options written during the period.......................    780      209,613
   Options closed or exercised during the period...........   (800)    (228,052)
                                                              ----    ---------
   Options outstanding at March 31, 1998...................      0    $       0
                                                              ====    =========

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allo-cated to each class of shares based upon their relative net assets. Custo-dian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsid-iary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.85% and 2.10% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the Portfolio un-der a Fund Administration Agreement (the "Agreement") with the UAM Funds. Pur-suant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the com-bined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in ex-cess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon in-ception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not lim-ited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Adminis-trator pays CGFSC a monthly fee. For the year ended March 31, 1998, UAM Fund Services, Inc. earned $241,380 from the Portfolio as Administrator of which $151,953 was paid to CGFSC for their services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the The Portfolio may not incur distribu-tion and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
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  F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the year ended March 31, 1998, the Portfolio had no borrowings under the agreement.

  I. PURCHASES AND SALES: For the year ended March 31, 1998, the Portfolio made purchases of approximately $138,076,266 and sales of approximately $19,783,181 of investment securities other than long-term U.S. Government and short-term securities. Purchases of long-term U.S. Government Securities were approximately $13,419,773.

  J. OTHER: At March 31, 1998, 43% and 90% of total shares outstanding were held by 1 and 5 record shareholders owning more than 10% of the aggregate to-tal shares outstanding of the Institutional Class Shares and the Institutional Service Class Shares, respectively.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
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                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
The FPA Crescent Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the FPA Crescent Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not received or held by the custodian provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
April 29, 1998

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FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FPA Crescent Portfolio hereby designates $484,710 as a long-term capital gain dividend at the 28% tax bracket and $1,192,608 at the 20% tax bracket for the purpose of the dividend paid deduction on the Portfolio's income tax re-turn.

In 1998, 15.04% of the distributions taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corpora-tions.

For the year ended March 31, 1998, the FPA Crescent Portfolio earned 14.75% of its income from direct U.S. Treasury obligations.

UAM Funds                               FPA Crescent Portfolio

================================================================================

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee; President and Chairman         Vice President

John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary

Nancy J. Dunn                           Karl O. Hartmann
Trustee                                 Assistant Secretary

Philip D. English                       Gary L. French
Trustee                                 Treasurer

William A. Humeouk                      Robert R. Flaherty
Trustee                                 Assistant Treasurer

Charles H. Salisbury, Jr.               Gordon M. Shone
Trustee and Exective Vice President     Assistant Treasurer

Peter M. Whitman, Jr.
Trustee

================================================================================

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                  ------------------------------------
Price Waterhouse LLP                     This report has been prepared for
160 Federal Street                       shareholders and may be distributed
Boston, MA 02110                         to others only if preceded or
                                         accompanied by a current prospectus.
Distributor                              ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110